Filed Pursuant to 497(a)

File No. 333-204582

Rule 482ad

Capitala Finance Corp. Prices Public Offering of

$70.0 Million 6.00% Notes Due 2022

CHARLOTTE, NC – 5/10/2017 – Capitala Finance Corp. (NasdaqGS: CPTA) (the “Company”) today announced that it has priced an underwritten public offering of $70.0 million in aggregate principal amount of 6.00% unsecured notes due 2022 (the “Notes”). The Notes will mature on May 31, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 31, 2019. The Notes will bear interest at a rate of 6.00% per year payable quarterly on February 28, May 31, August 31 and November 30 of each year, commencing August 31, 2017.

The offering is expected to close on May 16, 2017, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $10.5 million in aggregate principal amount of Notes. The Notes are expected to be listed on the NASDAQ Global Select Market and to trade thereon within 30 days of the original issue date under the trading symbol “CPTAL”.

The Company expects to use the net proceeds from this offering to redeem a portion of the outstanding indebtedness under its 7.125% fixed-rate notes due 2021, which currently amounts to approximately $113.4 million plus accrued interest.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, William Blair & Company L.L.C. and Wunderlich Securities, Inc. are acting as joint book-running managers. Seaport Global Securities LLC is acting as a co-manager.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets, a division of BB&T Securities, LLC, Attn: Syndicate Department, 901 East Byrd Street, 3rd Floor, Richmond, VA 23219, or by emailing prospectusrequests@bbandtcm.com; Janney Montgomery Scott LLC, Attn: Syndicate Department, 1717 Arch Street, Philadelphia, PA 19103, or by emailing prospectus@janney.com; William Blair & Company, L.L.C., Attention: Prospectus Department, 222 West Adams Street, Chicago, IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com; Wunderlich Securities, Inc., Attn: Syndicate Department, 6000 Poplar Ave., Suite 150, Memphis, TN 38119, or by emailing syndicate@wundernet.com. The preliminary prospectus supplement, dated May 9, 2017, and accompanying prospectus, dated May 1, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About Capitala Finance Corp.

Capitala Finance Corp. is a business development company that invests primarily in first and second liens, subordinated debt and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. The Company is managed by Capitala Investment Advisors, LLC.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Capitala Finance Corp.

Stephen Arnall, Chief Financial Officer

704-376-5502

sarnall@capitalagroup.com